Exhibit 32.1

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.

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In connection with the Quarterly Report of AmeriChip International, Inc.(the
"Company") on Form 10-QSB/A for the period ended February 28, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marc Walther. President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the

Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 14, 2005

                                         /s/ Marc Walther
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                                         Marc Walther, President, CEO